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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 16, 2004

                              --------------------

                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)



         MICHIGAN                     000-26719              38-3360865
(State or other jurisdiction       (Commission File        (IRS Employer
      of incorporation)                Number)          Identification Number)



5650 BYRON CENTER AVENUE SW, WYOMING, MICHIGAN                49509
   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code        616-406-3777


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


/  /  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)


/  /  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)


/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01 AND ITEM 2.03.

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Introduction

         On September 16, 2004, Mercantile Bank Corporation ("Mercantile") entered into several agreements providing for the private sale of Series A and Series B Floating Rate Preferred Securities by its newly formed Delaware trust subsidiary, Mercantile Bank Capital Trust I (the "Trust") to STI Investment Management, Inc., a Delaware corporation (the "Purchaser"). The sale of the Series A Preferred Securities to the Purchaser for $16,000,000 was completed on September 16, 2004. The agreements provide for the sale of the Series B Preferred Securities to the Purchaser for $16,000,000 on or before December 15, 2004, or such other later date as the parties may designate. The agreements also provide for the Trust to sell $495,000 of Series A and Series B Common Securities to Mercantile. The sale of the $495,000 of Series A Common Securities to Mercantile was completed on September 16, 2004; and the sale of the $495,000 of Series B Common Securities is expected to be sold to Mercantile later this year at the time that the Series B Preferred Securities are sold to the Purchaser. The proceeds of the Series A Preferred Securities and the Series A Common Securities were used by the Trust on September 16, 2004 to purchase the Series A Floating Rate Notes described below that were issued by Mercantile. The agreements contemplate that the proceeds of the Series B Preferred Securities and the Series B Common Securities, when they are issued by the Trust, will be used to purchase the Series B Floating Rate Notes from Mercantile.

         Mercantile used $16,000,000 of the proceeds of its Series A Floating Rate Notes to finance the redemption on September 17, 2004 of the $16,000,000 of 9.60% Cumulative Preferred Securities issued in 1999 by its business trust subsidiary, MBWM Capital Trust I (Nasdaq symbol "MBWMP").

         The principal agreements that Mercantile has entered into in connection with this trust preferred transaction are briefly described below.

Junior Subordinated Indenture

         On September 16, 2004, Mercantile entered into a Junior Subordinated Indenture (the "Indenture") with Wilmington Trust Company as trustee. The Indenture provides for the issuance by Mercantile of Series A and Series B Floating Rate Junior Subordinated Notes due 2034 (the "Floating Rate Notes") aggregating $32,990,000 in principal amount. Each of the two Series of the Floating Rate Notes is in the principal amount of $16,495,000. The Floating Rate Notes bear interest at the three-month LIBOR rate plus 2.18%. Interest is payable on each January 18, April 18, July 18 and October 18. The interest rate, which adjusts every three months, is currently 4.06% per annum.

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         Under the Indenture, Mercantile has the option, as long as it is not in default under certain specified provisions of the Indenture, at any time and from time to time, to defer the payment of interest on the Floating Rate Notes for up to twenty consecutive quarterly interest payment periods. During any such extension period, or while an event of default exists under the Indenture, the Indenture imposes restrictions on Mercantile's ability to declare or pay dividends or distributions on, or to redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock, or to make payments of principal, interest or premium on, or repay, repurchase or redeem, any debt securities it may issue that rank equal or junior to the Floating Rate Notes.

         The Floating Rate Notes, for each series, mature 30 years after their date of issuance, and can be redeemed in whole or in part by Mercantile, at its option, at 100% of their principal amount and accrued and unpaid interest, at any time after the fifth anniversary of the first interest payment date. Mercantile may also redeem the Floating Rate Notes in full, at its option, at 100% of their principal amount and accrued and unpaid interest during the continuance of certain "capital disqualification events," "investment company events" or "tax events" specified in the Indenture. The payment of principal and interest on the Floating Rate Notes is subordinate and subject to the right of payment of all Senior Debt of Mercantile as provided for in the Indenture. The Floating Rate Notes are issuable in registered form in minimum denominations of $100,000 and in integral multiples of $1,000.

         The holders of 25% or more of the outstanding principal amount of a series of the Floating Rate Notes, or the trustee for such holders, may by notice to Mercantile (and in some cases also to the trustee) declare the principal amount of all of the Floating Rate Notes of that series due and payable immediately upon the occurrence of certain events of default specified in the Indenture. These events of default include (i) failure to pay any interest when due following the nonpayment of any such interest for twenty or more consecutive quarterly interest payment periods, and (ii) certain acts of Mercantile or the entry of a specified court order regarding Mercantile, relating to bankruptcy, insolvency, reorganization, appointment of a receiver or liquidator, or similar matters. In some cases the holders of at least 25% of the liquidation amount of the Preferred Securities of the Trust that holds the series of Floating Rate Notes may have rights to accelerate the maturity of the corresponding series of Floating Rate Notes, if upon the occurrence of a specified event of default, the holders of the Floating Rate Notes do not take action to do so.

         The Indenture provides for the payment of reasonable compensation of the trustee under the Indenture and of its expenses. It also provides for Mercantile's indemnification of the trustee and its affiliates, and their officers, directors, shareholders, agents, representatives and employees against loss, damage, and other liabilities relating to the trust or performance of its duties.

         On September 16, 2004, Mercantile issued $16,495,000 of the Series A Floating Rate Notes to Wilmington Trust Company, as Property Trustee under the Amended and Restated Trust Agreement dated September 16, 2004 described below, and received payment of $16,495,000.

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Amended and Restated Trust Agreement

         On September 16, 2004, Mercantile entered into an Amended and Restated Trust Agreement for the Trust among Mercantile, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, and Gerald R. Johnson, Jr., Michael H. Price, and Charles E. Christmas, as Administrative Trustees (the "Trust Agreement"). Each of the Administrative Trustees is an executive officer of Mercantile.

         The Trust Agreement provides for the issuance of two classes of Trust Securities. These two classes are Floating Rate Preferred Securities ("Preferred Securities") and Floating Rate Common Securities ("Common Securities"). Each class of Trust Securities includes two series, a Series A and a Series B. Each series of Preferred Securities has an aggregate liquidation amount of $16,000,000; and each series of Common Securities has an aggregate liquidation amount of $495,000. The Trust Agreement provides for distributions to be paid on the Series A and B Preferred Securities and the Series A and B Common Securities, based on the liquidation amount of the outstanding Trust Securities, at the same rates and times as interest is payable on the Floating Rate Notes issued by Mercantile to the Property Trustee under the Trust. Each Trust Security has a liquidation amount of $1,000. The Preferred Securities are issued in minimum denominations of $100,000 of liquidation amount, and integral multiples of $1,000. Maturity, redemption, and acceleration features for the Trust Securities correspond with those of the Floating Rate Notes. Payment of distributions on, and the redemption price and liquidation distributions on the Common Securities is subordinated to the payment of such amounts on the Preferred Securities.

         The Trust Agreement provides for the payment of reasonable compensation of the trustees and payment of their expenses. It also provides for Mercantile's indemnification of each trustee and its affiliates, and their officers, directors, shareholders, agents, representatives and employees, against loss, damage, and other liabilities relating to the Trust or performance of a trustee's duties.

         On September 16, 2004, the Trust sold $495,000 of Series A Common Securities to Mercantile and $16,000,000 of Series A Preferred Securities to the Purchaser. The proceeds were used by the Trust to purchase $16,495,000 of Series A Floating Rate Notes from Mercantile, which were registered in the name of the Property Trustee on behalf of the Trust. The Trust Agreement provides for the issuance of Series B Common Securities and Series B Preferred Securities at the time of a subsequent closing on or before December 15, 2004, or such other later date as the parties may designate. The sale of the $16,000,000 of Series A Preferred Securities authorized by the Trust Agreement was made to the Purchaser pursuant to the terms of a Placement Agreement dated September 16, 2004 described below, which also provides for the subsequent sale of the $16,000,000 of Series B Preferred Securities to the Purchaser.

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Placement Agreement

         On September 16, 2004, Mercantile and the Trust entered into a Placement Agreement (the "Placement Agreement") with SunTrust Capital Markets, Inc. ("SunTrust"). The Placement Agreement provides SunTrust with the exclusive right to arrange for the sale to the Purchaser of the Series A and the Series B Preferred Securities for a purchase price of $16,000,000 for each series of Preferred Securities and an aggregate purchase price of $32,000,000. The Placement Agreement provides that no commission is paid by Mercantile to SunTrust, and for the allocation of transaction expenses between Mercantile and SunTrust. It also provides for indemnification of SunTrust, its affiliates and the Purchaser against specified losses, claims, damages and liabilities related to the transaction. Pursuant to the Placement Agreement, the $16,000,000 of Series A Preferred Securities was sold to the Purchaser by the Trust on September 16, 2004. The Placement Agreement provides for the $16,000,000 of Series B Preferred Securities to be sold to the Purchaser on or before December 15, 2004, or such other later date as the parties may designate. It also requires that the proceeds of each series of Preferred Securities and the corresponding series of Common Securities of the Trust be used to purchase the corresponding series of Floating Rate Notes from Mercantile.

         The Placement Agreement provided for a form of Subscription Agreement under which the Purchaser subscribes for the Preferred Securities. On September 16, 2004, the Purchaser, Mercantile, the Trust and SunTrust, entered into the Subscription Agreement for the $16,000,000 of Series A Preferred Securities that was sold to the Purchaser by the Trust on that date. The Placement Agreement also provides for the forms of opinions of counsel that are to be delivered in connection with the closing of the Series A and Series B Preferred Securities, and the form of a quarterly officer's certificate and reports required to be delivered to SunTrust and the Purchaser. the Purchase Agreement provides that Preferred Securities will be guaranteed by Mercantile, on a subordinated basis, with respect to distributions and amounts payable upon liquidation, redemption or repayment pursuant to the terms of a Guarantee Agreement, which is described below.

Guarantee Agreement

         On September 16, 2004, Mercantile, as Guarantor, entered into a Guarantee Agreement with Wilmington Trust Company, as Guarantor Trustee, for the benefit of the holders from time to time of the Preferred Securities. Pursuant to the Guarantee Agreement, Mercantile unconditionally agrees to pay to the holders of the Preferred Securities (to the extent not paid by or on behalf of the Trust, and without duplication), amounts due and payable under the Preferred Securities, to the extent that the Trust has funds available for such payment at the time. The Guarantee Agreement also provides for Mercantile's payment to the Guarantee Trustee of reasonable compensation from time to time, and for Mercantile to indemnify and hold harmless the Guarantee Trustee and its officers, directors, shareholders, employees, representatives


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and agents from losses, damage, and other liabilities in connection with its service as Guarantee Trustee. Mercantile's obligations under the Guarantee Agreement are subordinate and junior in right of payment to all of Mercantile's Senior Debt.

Press Release

         On September 16, 2004, Mercantile issued a press release regarding the issuance of the Series A Preferred Securities. A copy of the press release is filed as Exhibit 99.1 to this report.

         The Preferred Securities, the Common Securities, the Floating Rate Notes and the Guarantee Agreement have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit Number                     Description

    99.1 Press Release of Mercantile Bank Corporation dated September 16, 2004 regarding issuance of trust preferred securities



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MERCANTILE BANK CORPORATION


                                   By:  /s/ Charles E. Christmas
                                      -----------------------------------------
                                      Charles E. Christmas
                                      Senior Vice President,
                                      Chief Financial Officer and Treasurer


Date:  September 21, 2004


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                                  EXHIBIT INDEX


Exhibit Number                     Description


   99.1 Press Release of Mercantile Bank Corporation dated September 16, 2004 regarding the issuance of trust preferred securities




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